EQUITY (Details Narrative) - USD ($) $ in Thousands			1 Months Ended	6 Months Ended
	May 11, 2026	Feb. 12, 2026	Nov. 30, 2025	Jun. 30, 2026
Equity [Abstract]
Aggregate of sales amount			$ 50,000
Number of repurchase, shares		91,551		91,551
Number of repurchase, value				$ 881
Stockholders equity reverse stock split	the extraordinary general meeting of the Company’s shareholders approved a reverse share split of the Company’s ordinary Shares, effective as of June 1, 2026, at a conversion ratio of 1 for 20